Exhibit 99.1

Contacts:	Michael Mullen (media)	Christopher Jakubik, CFA (investors)
	Michael.Mullen@kraftheinz.com	ir@kraftheinz.com
THE KRAFT HEINZ COMPANY UNVEILS ITS STRATEGIC TRANSFORMATION PLAN, UPDATES 2020 OUTLOOK, AND PROVIDES LONG-TERM FINANCIAL ALGORITHM
PITTSBURGH & CHICAGO – Sept. 15, 2020 – Today, Miguel Patricio, Chief Executive Officer of The Kraft Heinz Company (Nasdaq: KHC) (“Kraft Heinz” or the “Company”), and members of his senior leadership team are unveiling a transformation of the Company. A new strategy, operating model and key initiatives signal a fundamental shift in its approach to growing its brands and its business at a global scale. The Company also is establishing a long-term financial profile and updating its third quarter and full year 2020 financial outlook.
“I am extremely confident that unlocking the power of scale with agility, combined with our new operating model, will return Kraft Heinz to consistent and sustainable growth,” said Patricio. “We are placing the consumer at the center of everything we do, leveraging our greatest assets, strengthening our partnerships, generating fuel that funds growth investments like our 30% increase in marketing spend, and creating a clear path to rebuilding Kraft Heinz into the industry leader we have the potential to become.”
The Kraft Heinz Operating Model
At the core of the Company’s transformation is a new operating model with five primary elements:
People with Purpose: Employees are the Company’s most important resource, charged with bringing the strategy to life. They’re also inspired by its new Purpose, Let’s Make Life Delicious, guided by its redefined Values and responsible for fulfilling the Company’s Vision “To sustainably grow by delighting more consumers globally.”
Kraft Heinz employees are global citizens who believe in helping to create a healthier, more sustainable environment. Later today, the Company will release its 2020 Environmental Social Governance (ESG) Report, Growing Sustainably, which contains goals under three pillars: Environmental Stewardship, Responsible Sourcing, and Healthy Living & Community Support. ESG is integrated into every part of the Company’s business, with related metrics incorporated into performance goals held by the CEO and key senior leaders.
Consumer Platforms: The Company has transitioned from managing its portfolio as more than 55 individual categories to six consumer-driven platforms. A platform is a lens created for the portfolio based on a groupings of real consumer needs and includes:
•Taste Elevation
•Easy Meals Made Better
•Real Food Snacking
•Fast Fresh Meals
•Easy Indulgent Desserts
•Flavorful Hydration

Each of these platforms will fill a Grow, Energize, or Stabilize role within the portfolio. The Company will take a disciplined approach that prioritizes and invests differentially according to the opportunities and objectives for each platform.
Ops Center: The Company’s Ops Center brings together the value chain on an end-to-end basis, creating a fast, adaptable, integrated supply chain with greater visibility. It is designed to be the key source of fuel for growth by driving better alignment across the Company, streamlining day-to-day processes, and deploying technology and data analytics towards continuous improvement. Through 2024, the Company’s Ops Center has identified and is targeting approximately $2 billion of gross productivity efficiencies to offset inflation and critical investments to support the Company’s growth initiatives.
Partner Program: Kraft Heinz is dedicated to developing winning customer partnerships with centralized customer development and revenue management teams to strengthen existing customer relationships, building new strategic partnerships, and delivering unique consumer insights and solutions.
Fuel Our Growth: The Company’s plans to reinvest efficiency gains and apply agile portfolio management are designed to help the Company fulfill and accelerate its strategy. The strategy will be driven by capital priorities that have not changed. These priorities include investing to accelerate growth and strengthen its long-term market position; continuing to provide shareholders with a strong return of capital, including its ongoing commitment to its strong dividend payout; and reducing net leverage to below 4x on a consistent basis. Fuel Our Growth also will include agile portfolio management to accelerate the Company’s strategic plan, enhance its geographic profile, and sharpen its focus on areas of advantage while maintaining price discipline.
Long-Term Financial Profile
Taking into account its strategic review, the subsequent reorientation of the business, as well as confidence in its ongoing turnaround, Kraft Heinz set long-term growth targets, including:
•Organic Net Sales(1) growth of 1% – 2%
•Adjusted EBITDA(1) growth of 2% – 3%
•Adjusted EPS(1) growth of 4% – 6% with greater than or equal to 100% Free Cash Flow(1) conversion
“We are committed to returning Kraft Heinz to consistent growth on both the top and bottom lines,” said Paulo Basilio, Global Chief Financial Officer. “Leveraging our new platform structure to drive growth, our new productivity programs to deliver efficiencies, and our capital priorities to support reinvestment and accelerate our strategic plan will enable us to achieve our new long-term financial profile in the years ahead.”
Third Quarter & 2020 Outlook
“Our business momentum is stronger than expected and as a result, we are updating our outlook for the third quarter and full year 2020 with expected 3Q 2020 Organic Net Sales(1)(2) growth in the mid-single-digit range versus the prior year period,” said Patricio.
•In addition, the Company expects high-single-digit 3Q 2020 Constant Currency Adjusted EBITDA(1)(2) growth and mid-single-digit full year 2020 Constant Currency Adjusted EBITDA(1)(2) growth versus 2019; and
•to reduce net leverage to approximately 4x by the end of 2020.
A more detailed outlook for full year results will be provided on the Company’s third quarter earnings call, expected to be held in late October.

End Notes
(1)Organic Net Sales, Adjusted EBITDA, Constant Currency Adjusted EBITDA, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures. Please see discussion of non-GAAP financial measures at the end of this press release for more information.
(2)Third quarter and 2020 full year guidance for Organic Net Sales and Constant Currency Adjusted EBITDA are provided on a non-GAAP basis only because certain information necessary to calculate the most comparable GAAP measure is unavailable due to the uncertainty and inherent difficulty of predicting the occurrence and the future financial statement impact of such items impacting comparability, including, but not limited to, the impact of currency, acquisitions and divestitures, integration and restructuring expenses, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, and equity award compensation expense, among other items. Therefore, as a result of the uncertainty and variability of the nature and amount of future adjustments, which could be significant, the Company is unable to provide a reconciliation of these measures without unreasonable effort.
ABOUT THE KRAFT HEINZ COMPANY
For 150 years, we have produced some of the world’s most beloved products at The Kraft Heinz Company (Nasdaq: KHC). We are one of the largest global food and beverage companies, with 2019 net sales of approximately $25 billion. Our portfolio is a diverse mix of iconic and emerging brands. As the guardians of these brands and the creators of innovative new products, we are dedicated to the sustainable health of our people and our planet. To learn more, visit www.kraftheinzcompany.com or follow us on LinkedIn and Twitter.
Forward-Looking Statements
This press release contains a number of forward-looking statements. Words such as “plan,” "believe," "anticipate," "reflect," "invest," "make," "expect," "drive," “improve,” “intend,” "assess," "evaluate," “establish,” “focus,” “build,” “turn,” “expand,” “leverage,” "grow," "will," and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding the Company's plans, impacts of accounting standards and guidance, costs and cost savings, legal matters, taxes, impairments, dividends, expectations, investments, innovations, opportunities, capabilities, execution, initiatives, pipeline, and growth. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company's control.
Important factors that may affect the Company's business and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the impact of COVID-19; operating in a highly competitive industry; the Company’s ability to correctly predict, identify, and interpret changes in consumer preferences and demand, to offer new products to meet those changes, and to respond to competitive innovation; changes in the retail landscape or the loss of key retail customers; changes in the Company's relationships with significant customers, suppliers and other business relationships; the Company’s ability to maintain, extend, and expand its reputation and brand image; the Company’s ability to leverage its brand value to compete against private label products; the Company’s ability to drive revenue growth in its key product categories, increase its market share, or add products that are in faster-growing and more profitable categories; product recalls or product liability claims; unanticipated business disruptions; the Company’s ability to identify, complete or realize the benefits from strategic acquisitions, alliances, divestitures, joint ventures or other investments; the Company’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes, and improve its competitiveness; the Company’s ability to successfully execute its strategic initiatives; the impacts of the Company’s international operations; economic and political conditions in the United States and in various other nations where the Company does business; changes in the Company’s management team or other key personnel and the Company’s ability to hire or retain key personnel or a highly skilled and diverse global workforce; risks associated with information technology and systems, including service interruptions, misappropriation of data or breaches of security; impacts of natural events in the locations in which we or the Company’s customers, suppliers, distributors, or regulators operate; the Company’s ownership structure; the Company’s indebtedness and ability to pay such indebtedness, as well as the Company's ability to comply with covenants under its debt instruments; the Company's liquidity, capital resources and capital expenditures, as well as its ability to raise capital; additional impairments of the carrying amounts of goodwill or other indefinite-lived intangible assets; foreign exchange rate fluctuations; volatility in commodity, energy, and other input costs; volatility in the market value of all or a portion of the commodity derivatives we use; increased pension, labor and people-related expenses; compliance with laws, regulations, and related interpretations and related legal claims or other regulatory enforcement actions, including additional risks and uncertainties related to any potential actions resulting from the Securities and Exchange Commission’s (“SEC”) ongoing investigation, as well as potential additional subpoenas, litigation, and regulatory proceedings; potential future material weaknesses in the Company’s internal control over financial reporting or other deficiencies or the Company’s failure to maintain an effective system of internal controls; the Company’s failure to prepare and timely file its periodic reports; the Company’s ability to protect intellectual property rights; tax law changes or interpretations; the impact of future sales of the Company's common stock in the public markets; the Company’s ability to continue to pay a regular dividend and the amounts of any such dividends; volatility of capital markets and other macroeconomic factors; a downgrade in the Company's credit rating; and other factors. For additional information on these and other factors that could affect the Company's forward-looking statements, see the Company's risk factors, as they may be amended from time to time, set forth in its filings with the SEC. The Company disclaims and does not undertake any obligation to update, revise or withdraw any forward-looking statement in this press release, except as required by applicable law or regulation.
Non-GAAP Financial Measures
The Company has presented Organic Net Sales, Adjusted EBITDA, Constant Currency Adjusted EBITDA, Adjusted EPS, and Free Cash Flow which are considered non-GAAP financial measures. The non-GAAP financial measures presented may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures in the same way. These measures are not substitutes for their comparable GAAP financial measures, such as net sales, net income/(loss), diluted earnings per share, or other measures prescribed by GAAP, and there are limitations to using non-GAAP financial measures.
Management uses these non-GAAP financial measures to assist in comparing the Company's performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company's underlying operations. Management believes that presenting the Company's non-GAAP financial measures (i.e., Organic Net Sales, Adjusted EBITDA, Constant Currency Adjusted EBITDA, Adjusted EPS, and Free Cash Flow) is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company's results.
Organic Net Sales is defined as net sales excluding, when they occur, the impact of currency, acquisitions and divestitures, and a 53rd week of shipments. The Company calculates the impact of currency on net sales by holding exchange rates constant at the previous year's exchange rate, with the exception of highly inflationary subsidiaries, for which the Company calculates the previous year's results using the current year's exchange rate. Organic Net Sales is a tool that can assist management and investors in comparing the Company's performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect the Company's underlying operations.
Adjusted EBITDA is defined as net income/(loss) from continuing operations before interest expense, other expense/(income), provision for/(benefit from) income taxes, and depreciation and amortization (excluding integration and restructuring expenses); in addition to these adjustments, the Company excludes, when they occur, the impacts of integration and restructuring expenses, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, and equity award compensation expense (excluding integration and restructuring expenses). The Company also presents Adjusted EBITDA on a constant currency basis. The Company calculates the impact of currency on Adjusted EBITDA by holding exchange rates constant at the previous year's exchange rate, with the exception of highly inflationary subsidiaries, for which it calculates the previous year's results using the current year's exchange rate. Adjusted EBITDA and Constant Currency Adjusted EBITDA are tools that can assist management and investors in comparing the Company's performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect the Company's underlying operations.
Adjusted EPS is defined as diluted earnings per share excluding, when they occur, the impacts of integration and restructuring expenses, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, losses/(gains) on the sale of a business, other losses/(gains) related to acquisitions and divestitures (e.g., tax and hedging impacts), nonmonetary currency devaluation (e.g., remeasurement gains and losses), debt prepayment and extinguishment costs, and U.S. Tax Reform discrete income tax expense/(benefit), and including when they occur, adjustments to reflect preferred stock dividend payments on an accrual basis. The Company believes Adjusted EPS provides important comparability of underlying operating results, allowing investors and management to assess operating performance on a consistent basis.
Free Cash Flow is defined as net cash provided by/(used for) operating activities less capital expenditures. The Company believes Free Cash Flow provides a measure of the Company's core operating performance, the cash-generating capabilities of the Company's business operations, and is one factor used in determining the amount of cash available for debt repayments, dividends, acquisitions, share repurchases, and other corporate purposes. The use of this non-GAAP measure does not imply or represent the residual cash flow for discretionary expenditures since the Company has certain non-discretionary obligations such as debt service that are not deducted from the measure.